UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2007

THQ INC.

(Exact name of registrant as specified in charter)

Delaware	0-18813	13-3541686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29903 Agoura Road Agoura Hills, California	91301
(Address of principal executive offices)	(Zip Code)

(818) 871-5000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Named Executive Officer

On August 27, 2007, THQ Inc. (“THQ”) issued a press release in which it announced the resignation of Kelly Flock, an Executive Vice President of THQ and a “named executive officer” within the meaning of Instruction 4 to Item 5.02 of Form 8-K, who tendered his resignation for personal reasons.  Mr. Flock will remain in a consulting role with THQ.

A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release dated August 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, THQ has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/s/ James M. Kennedy
Date: August 30, 2007		James M. Kennedy
Executive Vice President, Business & Legal Affairs

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated August 27, 2007.